UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 9, 2011

LIMELIGHT NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

222 South Mill Avenue, 8th Floor

Tempe, AZ 85281

(Address, including zip code, of principal executive offices)

(602) 850-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	As described under Item 5.07 of this Current Report on Form 8-K, at the annual meeting of the stockholders of Limelight Networks, Inc. (the “Company”) held on June 9, 2011, the stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 150,000,000 to 300,000,000. The Amendment is described in detail in the Company’s definitive proxy statement filed on April 22, 2011 with the Securities and Exchange Commission on Schedule 14A in connection with the annual meeting. The foregoing is a summary of the amendment to the Company’s Amended and Restated Certificate of Incorporation. This description does not purport to be complete and it is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation itself, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company filed the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on June 13, 2011.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 9, 2011, the Company held its annual meeting of stockholders. At the annual meeting, the following matters were submitted to the vote of the stockholders, with the results of voting on each such matter as set forth below:

Proposal 1: The Company’s stockholders approved a proposal to re-elect the following three Class I directors to the Company’s Board of Directors, each to hold office until the 2014 annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified), with voting results as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Walter D. Amaral	76,042,841	524,830	23,209,910
Thomas Falk	71,805,784	2,795,448	23,209,910
Jeffrey W. Lunsford	71,276,842	3,324,390	23,209,910
Peter J. Perrone	71,850,078	2,751,272	23,209,910

Proposal 2: The Company’s stockholders approved a proposal to ratify the appointment of Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2011, with voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
99,234,525	434,455	108,601	0

Proposal 3: The Company’s stockholders approved on a non-binding, advisory basis, the compensation of the named executive officers of the Company, with voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,972,765	4,533,468	61,438	23,209,910

Proposal 4: The Company’s stockholders recommended that the advisory vote on the compensation of the named executive officers of the Company be held every three years, with voting results as follows:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
17,623,677	515,686	58,381,398	45,910	23,209,910

Proposal 5: The Company’s stockholders approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 150,000,000 to 300,000,000, with voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
80,197,037	19,293,069	287,474	0

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation, as currently in effect

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.
Date: June 14, 2011
	By:	/s/ Philip C. Maynard
Philip C. Maynard
Senior Vice President, Chief Legal Officer & Secretary